Bright Rock Mid Cap Growth Fund
Schedule of Investments
November 30, 2024 (Unaudited)

COMMON STOCKS - 95.4%	Shares	Value
Aerospace & Defense - 1.9%
HEICO Corp.	7,000	$1,913,590

Automobile Components - 1.8%
Gentex Corp.	60,000	1,833,600

Beverages - 2.9%
Monster Beverage Corp. (a)	53,000	2,921,890

Capital Markets - 8.0%
FactSet Research Systems, Inc.	6,000	2,944,020
Morningstar, Inc.	7,500	2,656,125
SEI Investments Co.	27,600	2,280,588
		7,880,733

Commercial Services & Supplies - 7.4%
Copart, Inc. (a)	75,000	4,754,250
Rollins, Inc.	50,250	2,529,082
		7,283,332

Communications Equipment - 4.6%
Arista Networks, Inc. (a)	11,250	4,565,475

Construction Materials - 2.3%
Vulcan Materials Co.	8,000	2,305,040

Consumer Staples Distribution & Retail - 1.6%
Sysco Corp.	20,000	1,542,200

Containers & Packaging - 3.9%
AptarGroup, Inc.	22,500	3,891,600

Electrical Equipment - 3.4%
AMETEK, Inc.	17,500	3,401,650

Electronic Equipment, Instruments & Components - 3.2%
Amphenol Corp. - Class A	43,000	3,123,950

Financial Services - 3.5%
Jack Henry & Associates, Inc.	19,600	3,453,128

Food Products - 3.6%
The Hershey Co.	20,000	3,522,600

Ground Transportation - 2.0%
JB Hunt Transport Services, Inc.	10,500	1,985,655

Health Care Equipment & Supplies - 8.7%
Edwards Lifesciences Corp. (a)	25,000	1,783,750
IDEXX Laboratories, Inc. (a)	7,000	2,952,250
ResMed, Inc.	15,500	3,859,810
		8,595,810

Health Care Providers & Services - 1.1%
Chemed Corp.	2,000	1,144,780

Hotels, Restaurants & Leisure - 1.9%
Chipotle Mexican Grill, Inc. (a)	30,000	1,845,600

Household Products - 1.8%
The Clorox Co.	10,400	1,738,568

Insurance - 2.4%
Arthur J Gallagher & Co.	7,500	2,341,800

Life Sciences Tools & Services - 1.6%
West Pharmaceutical Services, Inc.	5,000	1,628,400

Machinery - 2.2%
Lincoln Electric Holdings, Inc.	10,000	2,184,800

Oil, Gas & Consumable Fuels - 7.0%
Coterra Energy, Inc.	50,000	1,336,000
DT Midstream, Inc.	15,000	1,591,800
ONEOK, Inc.	34,850	3,958,960
		6,886,760

Software - 7.5%
Manhattan Associates, Inc. (a)	12,200	3,482,368
Tyler Technologies, Inc. (a)	6,250	3,932,313
		7,414,681

Specialty Retail - 6.8%
Ross Stores, Inc.	8,000	1,238,960
Tractor Supply Co.	19,500	5,531,565
		6,770,525

Trading Companies & Distributors - 4.3%
Fastenal Co.	50,800	4,244,848
TOTAL COMMON STOCKS (Cost $37,836,288)		94,421,015

SHORT-TERM INVESTMENTS - 4.6%		Value
Money Market Funds - 4.6%	Shares
Morgan Stanley Institutional Liquidity Funds - Class Institutional, 4.58% (b)	4,500,762	4,500,762
TOTAL SHORT-TERM INVESTMENTS (Cost $4,500,762)		4,500,762

TOTAL INVESTMENTS - 100.0% (Cost $42,337,050)		98,921,777
Liabilities in Excess of Other Assets - (0.0)% (c)		(29,629)
TOTAL NET ASSETS - 100.0%		$98,892,148
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.
(c)	Represents less than 0.05% of net assets.

Investment Valuation
Each equity security owned by a Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  Forward currency contracts are valued at the mean between the bid and asked prices by an approved independent pricing service (“Pricing Service”).  Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.  Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.

If the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

Money market funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.  In the event market quotations are not readily available, such security will be valued at its fair value.

If market quotations are not readily available, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Adviser will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$94,421,015	$–	$–	$94,421,015
Money Market Funds	4,500,762	–	–	4,500,762
Total Investments	$98,921,777	$–	$–	$98,921,777

Refer to the Schedule of Investments for further disaggregation of investment categories.